QuickLinks -- Click here to rapidly navigate through this document

Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

        We consent to the reference to our firm under the caption "Experts" and to the use of our report dated May 5, 2008, in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-152700) and related Prospectus of Tree.com, Inc. dated August 8, 2008.

/s/ Ernst & Young LLP

Los Angeles, California
August 8, 2008

QuickLinks

  Exhibit 23.1
Consent of Independent Registered Public Accounting Firm